UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2013

CURIS, INC.

(Exact name of registrant as specified in charter)

DELAWARE	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 3, 2013, Curis, Inc. (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC to sell from time to time up to $30,000,000 (the “Securities”) of the Company’s common stock, par value $0.01 per share, through an “at-the-market” equity offering program under which Cowen and Company, LLC will act as sales agent (the “Sales Agent”).

Subject to the terms and conditions of the Sales Agreement, the Sales Agent may sell the Securities by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on the NASDAQ Global Market, on any other existing trading market for the common stock or to or through a market maker other than on an exchange. In addition, with the Company’s prior written approval, the Sales Agent may also sell the Securities by any other method permitted by law, including in negotiated transactions.

The Sales Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of The NASDAQ Stock Market, Inc. to sell on the Company’s behalf all of the shares requested to be sold by the Company.

The Company has no obligation to sell any of the Securities under the Sales Agreement. Either the Company or the Sales Agent may at any time suspend solicitations and offers under the Sales Agreement upon notice to the other party.

The Sales Agreement may be terminated at any time by either the Company or the Sales Agent upon written notice to the other party as specified in the Sales Agreement.

The aggregate compensation payable to the Sales Agent shall be 3% of the gross sales price of the Securities sold by the Sales Agent pursuant to the Sales Agreement. In addition, the Company has agreed to reimburse a portion of the expenses of the Sales Agent in connection with the offering up to a maximum of $40,000. Each party has agreed in the Sales Agreement to provide indemnification and contribution against certain liabilities, including liabilities under the Securities Act, subject to the terms of the Sales Agreement. No Securities will be issued until the Company’s shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission on July 3, 2013, has been declared effective.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is incorporated herein by reference to Exhibit 1.2 to the Company’s Form S-3 filed July 3, 2013.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Sales Agreement, dated July 3, 2013, between Curis, Inc. and Cowen and Company, LLC (incorporated herein by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed July 3, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIS, INC.

Date: July 3, 2013	By:	/s/ Michael P. Gray

Michael P. Gray
Chief Financial Officer and Chief Business Officer